Monetta Fund (Ticker: MONTX) A series of the Monetta Trust
SUMMARY PROSPECTUS April 30, 2012

Before you invest, you may want to review the Monetta Funds’ statutory prospectus and statement of additional information, which contain more information about the fund and its risks.  You can find the Monetta Funds’ statutory prospectus and other information about the fund online at http://www.monetta.com/pro-summary.htm.  You can also get this information at no cost by calling 1-800-MONETTA or by sending an e-mail request to info@monetta.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Investment Objective

The Monetta Fund, Inc. (the “Monetta Fund”) seeks long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Monetta Fund.

Maximum sales charge (load) imposed on purchases (as a percent of offering price)	None
Maximum deferred sales charge (load) imposed on redemptions (as a percent of the lesser of the net asset value of the shares redeemed or the total cost of such shares)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fees	None
Exchange fees	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%
Distribution (12b-1) Fees	None
Other Expenses	0.70%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	1.65%

Example

This Example is intended to help you compare the cost of investing in the Monetta Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Monetta Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Monetta Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Monetta Fund	$168	$520	$897	$1,955

Portfolio Turnover

The Monetta Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Monetta Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Monetta Fund’s performance.  During the most recent fiscal year, the Monetta Fund’s portfolio turnover rate was 123% of the average value of its portfolio.

Principal Investment Strategies

The Monetta Fund invests (at the time of investment) at least 65% of its net assets, under normal market conditions, in common stocks of companies of all market capitalization ranges.  The Fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to the S&P 500 Index, the Fund’s benchmark.  As measured at the time of investment, the Fund may invest up to 5% of its net assets in Exchange Traded Funds (ETF’s).  The Fund may also invest up to 10% of its net assets (measured at the time of investment) in foreign stocks, which is accomplished primarily through American Depository Receipts (ADR’s).

The Adviser employs a bottom-up, multi-faceted investment approach, which combines fundamental, technical and macro economic factors in its stock selection process.  A stock’s relative volatility, versus that of its industry sector and the overall market, aids the Adviser in determining individual stocks’ buy and sell points.

The Adviser seeks to invest in quality companies that have demonstrated a proven track record of earnings growth.  The Adviser also emphasizes price direction, volume and relative strength which it believes to be harbingers of pending fundamental changes that could lead to more/less institutional ownership.  Depending on market conditions and the foregoing considerations, the Adviser may at times be very active in turning over the Fund’s portfolio.  The Adviser’s investment decisions for the Fund’s growth style of investing are based on the Adviser’s determination that a company’s revenue and earnings growth have the potential to exceed market expectations and that the security is at an attractive entry point.

Principal Risks

Although every effort is made to achieve the Monetta Fund’s objective of long-term capital growth, the Adviser cannot guarantee that the objective will be attained.  You could lose all or a portion of your investment in the Fund as a result of a steep, sudden and/or prolonged market decline.  The principal risks include:

•	The Adviser’s investment strategy does not achieve the Monetta Fund’s objective;
•	The stock market declines or stocks in the Monetta Fund’s portfolio may not increase at the rate anticipated;
•	Growth-oriented funds may under-perform when growth stocks are out of favor;
•	The Fund may invest in smaller companies and small-cap and mid-cap stocks may be more volatile and risky than large-cap stocks and its benchmark;
•	The Fund may experience periods of high portfolio turnover;
•	The Fund may make short-term investments, without limitation, for defensive purposes, which investments may provide lower returns than other types of investments.

Performance

The following bar chart and table show the risks of investing in the Monetta Fund.  The bar chart shows the changes in the Monetta Fund’s performance from year to year.  Also shown is the Monetta Fund highest and lowest quarterly returns.  The table below shows the Monetta Fund’s average annual total returns for certain time periods compared to the returns of the S&P 500 Index, a broad-based securities index.  The Monetta Fund’s past performance, before and after taxes, is not necessarily an indication of how the Monetta Fund will perform in the future.  Updated performance is available on the Funds’ website www.monetta.com or call 1-800-MONETTA.

Calendar Year Total Return

Best Quarter:  2Q 2009   30.39%    Worst Quarter:  4Q 2008   -25.45%

Average Annual Total Returns as of December 31, 2011
	1 Year	5 Years	10 Years	Since Inception (5/6/1986)
Return Before Taxes	-13.75%	1.20%	3.95%	6.78%
Return After Taxes on Distributions	-13.75%	1.20%	3.94%	--
Return After Taxes on Distributions and Sale of Fund Shares	-8.93%	1.02%	3.43%	--
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	2.09%	-0.25%	2.92%	--

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation, and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  Holders of tax-deferred accounts may be subject to taxes at a later date.

Investment Adviser

Monetta Financial Services, Inc. is the investment adviser to the Monetta Fund.

Portfolio Manager

Robert S. Bacarella, Founder and President of the Adviser and has been the Portfolio Manager of the Monetta Fund since its inception in 1986.

Robert J. Bacarella, CPA, Vice President, Treasurer, Chief Financial Officer and Director of the Adviser since 2010 and Co-Portfolio Manager of the Monetta Fund since 2009.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Monetta Fund shares on any business day by mail (Monetta Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207), by wire transfer or by telephone at 1-800-241-9772.  The minimum initial and subsequent investment amounts are as follows:

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular	$1,000	No minimum
Retirement	$1,000	No minimum
Coverdell Education Savings Account	$1,000	No minimum
Automatic Investment Plan (AIP)	$100	$25 per month

Tax Information

The Monetta Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as IRAs, may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Company Act File No. 811-4466

MONSUM MFI 2012/04

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